                                                                    EXHIBIT 10.2
             GOLD CONSIGNMENT AGREEMENT DATED JULY 27, 2000 BETWEEN COMMEMORATIVE BRANDS, INC. AND THE BANK OF NOVA SCOTIA

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                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
1.    Availability.....................................................4

2.    Commitment, Reduction of Commitment..............................4

3.    Extension of Consignment Maturity Date...........................5

4.    Orders...........................................................5

5.    Deliveries by Scotiabank.........................................6

6.    Fees.............................................................6

7.    Title............................................................7

8.    Commingling......................................................7

9.    Safekeeping......................................................7

10.   Purchase Request.................................................7

11.   Purchase.........................................................8

12.   Security.........................................................8

13.   Invoices.........................................................9

14.   Payments........................................................10

15.   Reports, etc....................................................10

16.   Period of Agreement.............................................10

17.   Events of Default...............................................10

18.   Agreement Effectiveness.........................................12

19.   All Deliveries under Consignment................................13

20.   Authorized Representatives......................................14

21.   Representations of the Consignee................................14

22.   Representations of Scotiabank...................................15

23.   Covenants of the Consignee......................................15

                                      -i-
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
24.   Notices.........................................................16

25.   Deliveries by Consignee.........................................17

26.   Indemnity Provisions............................................18

27.   Assignment......................................................18

28.   LAWS............................................................18

29.   Amendments......................................................18

30.   Judgment Currency...............................................18

31.   Force Majeure...................................................19

32.   Determination...................................................19

33.   Expenses........................................................19

34.   Survival........................................................19

35.   Severability....................................................20

36.   Execution in Counterparts, Effectiveness, etc...................20

37.   Forum Selection and Consent to Jurisdiction.....................20

38.   Waiver of Jury Trial............................................21

                                      -ii-
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                                February 13, 2002

Commemorative Brands, Inc.
7211 Circle S Rd.
Austin, Texas 78745
Attention:  Leah Bush

       Re:  EXTENSION OF MATURITY DATE

Dear Ladies and Gentlemen:

          Please refer to the Letter Agreement for Fee Consignment and Purchase of Gold (the "Consignment Agreement") dated as of July 27, 2000 between Commemorative Brands, Inc. and The Bank of Nova Scotia. Terms defined in the Consignment Agreement are, unless otherwise defined herein, used herein as defined therein.

          This letter will confirm our agreement with you to extend Consignment Maturity Date from July 26, 2001 to July 25, 2002. Please acknowledge your agreement with the foregoing by signing a counterpart of this letter and returning it to us.

                                          Very truly yours,

                                          THE BANK OF NOVA SCOTIA

                                          By: /s/ Joseph A. Lasiewski
                                              ----------------------------------
                                              Joseph A. Lasiewski
                                              Director - Metals Operations

                                          By: /s/ Randy M. Weinerman
                                              ----------------------------------
                                              Randy M. Weinerman
                                              Senior Manager

ACKNOWLEDGED AND AGREED:

COMMEMORATIVE BRANDS, INC.

By:  /s/ Leah Bush
     -----------------------
Its: Controller
               -------------

                                  July 27,2000

Commemorative Brands, Inc.
7211 Circle S Road
Austin, Texas 78745

       Re: Letter Agreement (this "Agreement") for Fee Consignment and Purchase of Gold

Dear Ladies and Gentlemen:

          We are pleased to confirm that, subject to your acceptance of this facility, THE BANK OF NOVA SCOTIA ("Scotiabank") will be prepared to deliver from time to time on a Business Day occurring prior to the Commitment Termination Date, Gold (as such terms are defined below) upon consignment (the "Consignment(s)") to Commemorative Brands, Inc. (the "Consignee") subject to availability and to the terms and conditions outlined herein.

          DEFINITIONS. For the purposes of this Agreement:

          "Approved Inventory Location" shall mean any location set forth under the appropriate heading on Exhibit A, and each other location previously approved by Scotiabank from time to time.

          "Base Rate" shall mean the higher of (with any change in the Base Rate to be effective as of the date of change of either of the following rates):

               (i) the rate of interest then most recently established by Scotiabank in New York from time to time to be its base rate for Dollars loaned in the United States, as in effect from time to time, and

               (ii) the Federal Funds Rate, as in effect from time to time, PLUS one-half of one percent (0.50%) per annum.

          Scotiabank's base rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers; Scotiabank may make commercial loans or other loans at rates of interest at, above or below Scotiabank's base rate.

          "Borrowing Base" shall mean at any date of determination the amount determined by Scotiabank based on the most recent Borrowing Base Certificate of the sum of (i) 90% of the Dollar Value of the aggregate troy ounces of Gold located at the Consignee's Plants, PLUS (ii) 70% of the Dollar Value of the aggregate troy ounces of Gold located at Approved Inventory Locations, PLUS
(iii) 40% of the Dollar Value of the aggregate troy ounces of Gold located with the Consignee's salesmen, college book stores or jewelry stores as samples (but such contribution to the Borrowing Base shall not exceed $1,000,000), PLUS (iv) 70% of the Dollar Value of the aggregate troy ounces of Gold located with refiners approved by Scotiabank, PLUS (v) 90% of the Dollar Value of the aggregate troy ounces of Gold located in the Consignee's pooled account with Stern Leach, PROVIDED that the Borrowing Base shall not include the Dollar Value of Processed Gold returned to the Consignee by the purchaser thereof for any reason (including pursuant to customer warranty repairs).

          "Borrowing Base Certificate" shall mean a certificate executed by an authorized officer of the Consignee substantially in the form of Exhibit D.

          "Business Day" shall mean any day, other than a Saturday, a Sunday or a day that banks are authorized or entitled to be closed for business in New York, New York, or in the case of any location to which Gold is to be delivered or received, a day that transactions cannot be carried out at such location.

          "Commitment" is defined in paragraph 2(a).

          "Commitment Amount" is defined in paragraph 1.

          "Commitment Termination Date" means the earliest of (i) the Consignment Maturity Date, (ii) the date on which the Commitment Amount is terminated in full pursuant to the terms hereof, (iii) the occurrence of any Event of Default in paragraph 17(d) or (e) and (iv) the occurrence of any other Event of Default and either (A) the declaration by Scotiabank that the Gold is to be returned to it from consignment pursuant to paragraph 17 or (B) in the absence of such declaration, the giving of notice by Scotiabank to the Consignee that the Commitment has been terminated.

          "Consignment Documents" shall mean, collectively, this Agreement, the Guarantee and other related documents.

          "Consignment Maturity Date" shall mean July 26, 2001, as such date may be extended in the sole discretion of Scotiabank pursuant to paragraph 3.

          "Consignment Request" shall mean a request delivered by an authorized officer of the Consignee to Scotiabank in the form of Exhibit B hereto.

          "Dollar Value" with respect to Gold shall mean, on the day of determination, the value in dollars of one troy ounce of Gold, determined by the daily London Afternoon Fixing Price with respect to Gold on such day times the number of ounces of Gold in respect of which the Dollar Value is being determined. In the event that there is no London Afternoon Fixing Price for Gold on a particular day, the last established London Afternoon Fixing Price for Gold shall apply.

          "Dollars" and "$" shall mean lawful currency of the United States.

          "Event of Default" is defined in paragraph 17.

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          "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Scotiabank from three Federal funds brokers of recognized standing selected by Scotiabank.

          "Gold" shall mean gold in London Good Delivery bar form, loco London, England, and of a minimum fineness of .9995, unless otherwise mutually agreed to by Scotiabank and Consignee in advance of delivery to the Consignee. Gold shall exclude customer gold contained in rings returned to the Consignee for repair, replacement or resizing.

          "Gold Rate" shall mean, with respect to any Consignment term, the arithmetic mean rate for the relevant Consignment term as shown on Reuters LIBO screen as at 10:00 a.m. London, England time three (3) Business Days prior to the first day of the Consignment term, LESS the mean rate shown on such date on the Reuters GOFO page as at 10:00 a.m. London, England time.

          "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guaranty" is defined in paragraph 12.

          "Guarantor" is defined in paragraph 12.

          "including" shall mean "including without limitation".

          "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of July 27, 2000 between Scotiabank and Heller Financial, Inc., as agent under the Taylor-CBI Credit Agreement confirming the priority of the security interest of Scotiabank in the consigned Gold, in all respects in form and substance satisfactory to Scotiabank, as in effect on the date hereof and as the same maybe amended or modified from time to time.

          "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          "Obligations" shall mean all obligations (monetary or otherwise) now or hereafter arising of the Consignee or the Guarantor arising under or in respect of this Agreement or other Consignment Document, including the obligations of the Consignee to return or purchase Gold pursuant to the terms hereof, but excluding the obligations of the Consignee and the Guarantor under or in respect of the Taylor-CBI Credit Agreement.

          "Organic Document" shall mean, relative to the Consignee or the Guarantor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

          "Plant" shall mean, as the context may require, any of the Consignee's facilities set forth under the appropriate heading on Exhibit A.

          "Processed Gold" shall mean an undivided interest in each product of any goods and inventory containing Gold located at a Plant or an Approved Inventory Location or for which Gold located at a Plant or an Approved inventory Location comprises a part thereof, which undivided interest shall be, with respect to any such product, equal to the ratio that the Dollar Value of such Gold contained in such product or comprising a part thereof bears to the cost of such product. Terms defined in the U.C.C. and used in this definition have the meanings set forth in the U.C.C.

          "Taylor-CBI Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of July 27, 2000 among TP Holding Corp., Taylor Publishing Company, Taylor Production Services Co., LP and the Consignee as borrowers, Heller Financial, Inc., as agent, Key Corporate Capital, Inc., as syndication agent, Scotiabank, as documentation agent, and the financial institutions party thereto as in effect on the date hereof and as amended or modified from time to time; PROVIDED that if such Credit Agreement shall be refinanced or otherwise terminated and is no longer of force and effect at a time when this Agreement is still in effect, then, for purposes of this Agreement, the "Taylor-CBI Credit Agreement" shall mean the Taylor-CBI Credit Agreement, as in effect immediately prior to the date of such refinancing or termination.

          "U.C.C." shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

          "Value Date" shall mean the date two Business Days after the rate is set for the purchase of Gold hereunder.

          1. AVAILABILITY. Gold delivered and held on consignment hereunder from time to time by the Consignee shall not at any time have a Dollar Value which is in excess of the least of (i) the Dollar Value of 27,000 troy ounces of Gold,
(ii) $10,125,000 and (iii) the Borrowing Base (the least of (i), (ii) and (iii) being the "Commitment Amount").

          2. COMMITMENT; REDUCTION OF COMMITMENT.

          (a) COMMITMENT. On the terms and subject to the conditions of this Agreement (including paragraphs 18 and 19), Scotiabank agrees from time to time on any Business Day occurring prior to the Commitment Termination Date to deliver Gold that will be held on consignment by the Consignee in an aggregate amount (not in excess of the Commitment Amount) as requested by the Consignee. The commitment of Scotiabank described in this paragraph 2(a) is herein referred to as its "Commitment." On the terms and subject to the conditions hereof, the Consignee may from time to time prior to the Commitment Termination Date have Gold consigned to it, continue to hold under consignment all or a portion of such

Gold, return all or a portion of such Gold from consignment to Scotiabank and/or purchase all or a portion of such Gold, and thereafter have Gold consigned to it again.

               (b) RESTORATION OF COMMITMENT AMOUNT. If at any time the Dollar Value of the Gold held on consignment hereunder by the Consignee should exceed the Commitment Amount (as such amount may have been reduced pursuant to the terms of this Agreement), then Scotiabank may at its option, by telex or telecopied notice to the Consignee, require that by the end of the Business Day immediately following the day upon which such telex or telecopied notice is given, the Consignee to either:

                   (i) re-deliver to Scotiabank a portion of the Gold held on consignment hereunder sufficient to reduce the Dollar Value of the Gold continued to be held on consignment hereunder to an amount no greater than the Commitment Amount; or

                   (ii) purchase from Scotiabank, at a purchase price agreed to between the parties by the end of such Business Day, a quantity of the Gold held on consignment hereunder sufficient to reduce the Dollar Value of the Gold held on consignment hereunder to an amount no greater than the Commitment Amount.

With respect to item (ii) above, if the parties are unable to agree to a purchase price, then the Commitment Amount shall be restored pursuant to the provisions of item (i) above.

          3. EXTENSION OF CONSIGNMENT MATURITY DATE. The Consignment Maturity Date shall be subject to extension as set forth in this paragraph.

             (a) Scotiabank may, by written notice to the Consignee given not later than 60 days prior to the first Consignment Maturity Date and/or each and any successive Consignment Maturity Date thereafter (if the Commitment then remains in effect), extend the then existing Consignment Maturity Date for 364 days from the date of such notice. The Consignee acknowledges and agrees that Scotiabank is under no obligation, express or implied, to extend the Commitment Termination Date.

             (b) The Consignee or Scotiabank may, by delivery of written notice to the other party given not later than 60 days prior to the first Consignment Maturity Date, and/or each and any successive Consignment Maturity Date thereafter (if the Commitment then remains in effect), irrevocably indicate that it does not wish to extend the then Consignment Maturity Date, and this Agreement shall terminate on the then Consignment Maturity Date.

          4. ORDERS. Requests for delivery of Gold will be made by an authorized representative of the Consignee to an authorized officer of Scotiabank by telephone, telex or telecopied transmission. Each request will indicate the quantity and quality of the Gold to be delivered, the date on which the delivery is requested to be made and the required term of the Consignment (which shall not extend past the then existing Consignment Maturity Date), which term may be for up to six (6) months or any other term which is acceptable to Scotiabank. All telephone requests shall be confirmed in writing to Scotiabank within five
(5) days of such request.

          5. DELIVERIES BY SCOTIABANK.

             (a) Following receipt of a request for delivery of Gold by the Consignee, Scotiabank will arrange for the delivery of the Gold to a Plant or an Approved Inventory Location and on the date agreed upon for delivery. Scotiabank will assume all risk of loss or damage to the Gold until it has been delivered to a Plant or, if applicable, an Approved Inventory Location at which time such risk shall pass to the Consignee. Such delivery shall be accompanied by a delivery statement provided by Scotiabank setting out the quantity and quality of Gold delivered.

             (b) If on receipt of the Gold it is determined by the Consignee that the Gold delivered by Scotiabank to the Consignee is of a different quantity and/or quality than is set out in the delivery statement, the Consignee shall forthwith give notice of such discrepancy to Scotiabank. In that event, Scotiabank shall be entitled to conduct such tests and make such examination of the Gold as it considers necessary or desirable. If such tests or examinations determine that the Gold delivered by Scotiabank to the Consignee is of a different quantity and/or quality than was set out in the said delivery statement, then Scotiabank or the Consignee, as the case maybe, shall make the appropriate adjustments.

             (c) Unless Scotiabank receives from the Consignee the above described notice of discrepancy within three (3) Business Days of receipt of the Gold, then the Gold delivered will be deemed to be as set out in the delivery statement that accompanied the delivery.

          6. FEES.

             (a) The Consignee will pay (i) on the Consignment Maturity Date,
(ii) monthly within five (5) days following the receipt by the Consignee of an invoice from Scotiabank pursuant to paragraph 13, (iii) on the last day of a Consignment term and (iv) on the date of any reduction in the Commitment Amount pursuant to paragraph 2(b); in making up the applicable Consignment at a per annum rate _____________________ (i) the sum of (x) the Gold Rate on the Dollar Value of each on consignment hereunder as in effect three (3) Business Day of the applicable Consignment then in effect for such Gold PLUS ____________ BY
(ii) the number of troy ounces of Gold consigned for ________________ which rate shall remain in effect for the term of the applicable ____________________ event that a Consignment is made with no fixed Consignment __________ applicable thereto, then the rate applicable to such Consignment shall be as agreed upon by the parties and subject to change upon three (3) Business Days' notice by Scotiabank to the Consignee, and the Consignee agrees that such rate shall not be subject to approval by the Consignee. In the event that the Consignee and Scotiabank should fail at any time to agree upon the rate to apply to a Consignment or the renewal of a Consignment term, then the Consignee shall immediately deliver the subject Gold for which there is no agreement to Scotiabank, as provided for in paragraph 16 hereof.

             (b) The Consignee agrees to pay to Scotiabank (i) on the date hereof, an upfront fee equal to $50,625 and (ii) a commitment fee equal to 0.375% per annum MULTIPLIED BY the difference between (A) $10,125,000 and(B) the average Dollar Value of the daily number of ounces of Gold actually consigned hereunder during the relevant period, such commitment fee to be payable in arrears on the last day of each month and on the Commitment Termination Date, and (iii) an annual renewal fee of $21,000, payable on each renewal date hereof if Scotiabank extends the Consignment Maturity Date pursuant to paragraph 3.

             (c) All rates in this Agreement shall be calculated on the basis of a 360 day year and for the actual number of days elapsed.

          7. TITLE.

             (a) Title to the Gold delivered by Scotiabank and held by the Consignee on consignment for Scotiabank will remain with Scotiabank and will not pass to the Consignee until such time as the Gold is purchased by the Consignee as provided for in paragraphs 7(b), 10, and 11 hereof. In the event that only a portion of a Consignment is purchased, then title as pertains to that portion only will transfer to the Consignee.

             (b) Title to the Gold purchased by the Consignee as provided for in paragraphs 10 and 11 hereof will pass to the Consignee upon receipt by Scotiabank of all Dollars due to it from the Consignee in payment for the Gold purchased.

          8. COMMINGLING. The Consignee and Scotiabank agree that the Consignee shall be permitted, in the ordinary course of its business as being conducted on the date of this Agreement, to commingle the Gold held on consignment for Scotiabank with any other Gold or Gold (in each case located at the Plants or Approved Inventory Locations) containing alloys being held by the Consignee on consignment, safekeeping, or trust, or with Gold or Gold containing alloys owned by the Consignee. The Consignee shall also be permitted to accept returns from its customers containing Gold for repair, replacement, restyling etc. without being in violation of this Agreement.

          9. SAFEKEEPING. Until such time as the Gold being returned to Scotiabank has been received by Scotiabank, or purchased by the Consignee, as hereinafter provided, the Consignee will afford the Gold no less safekeeping protection than it affords Gold held for its own account. The Consignee will arrange insurance coverage, acceptable to Scotiabank and naming Heller Financial, Inc., as agent as loss payee and additional insured, on the Gold held on consignment for Scotiabank by the Consignee in such amounts and covering such risks as is usually carried by companies engaged in a similar business and the Consignee shall, upon request, deliver to Scotiabank a copy of all policies for such insurance. If Scotiabank delivers written notice to the Consignee setting forth Scotiabank's reasonable belief that an Approved Inventory Location offers inadequate safekeeping protection for the Gold, the Consignee shall transfer all Gold contained at such Approved Inventory Location to a Plant or another Approved Inventory Location within 10 days following receipt of such notice.

          10. PURCHASE REQUEST. If the Consignee wishes to purchase part or all of the Gold held hereunder on consignment for Scotiabank, an authorized representative of the Consignee will make a request to an authorized officer of Scotiabank by telephone, telex or telecopied transmission stating the quantity and quality of Gold to be purchased and the proposed Value Date of the purchase. All telephone requests shall be confirmed in writing to Scotiabank within five
(5) days of such request.

          11. PURCHASE. Scotiabank shall at least two (2) Business Days prior to the proposed Value Date for a purchase or such lesser period as Scotiabank may accommodate (in its sole discretion), by its authorized officer, provide an authorized representative of the Consignee with a quotation of the price (based on the current market price for such Gold), as of the Value Date, of the Gold to be purchased. If such price is agreed to by the authorized representative of the Consignee, such Gold will thereupon be conclusively deemed to have been contracted for purchase, with payment of the purchase price by the Consignee to be on the relevant Value Date.

          12. SECURITY.

              (a) As continuing collateral security for the present and future Obligations of the Consignee to Scotiabank hereunder and under the other Consignment Documents, Commemorative Brands Holding Corp. (the "Guarantor") shall deliver in favor of Scotiabank (together with registrations, filings and other supporting documentation deemed necessary by Scotiabank to perfect same), in the form attached hereto as Exhibit C, its unsecured guaranty (the "Guaranty") of the present and future Obligations of the Consignee to Scotiabank.

              (b) The intent of the parties hereto is to create a true consignment from Scotiabank to the Consignee and not a consignment for security; PROVIDED, HOWEVER, that in order to protect the rights of Scotiabank in the event that either this Agreement and under the other Consignment Documents and the transactions contemplated hereby and thereby are construed at any time with respect to any Gold as other than a true consignment from Scotiabank to the Consignee (including as a result of a Gold Sale), then as security for its Obligations the Consignee hereby grants Scotiabank a Lien on and security interest in and to the Collateral (whether now or hereafter existing). "COLLATERAL" means all of the Consignee's right, title and interest in and to
(i) all Gold of any quality or fineness (including the Gold consigned and purchased under this Agreement), located from time to time at the Plants or the Approved Inventory Locations or in transit or with the Consignee's salesmen, college book stores or jewelry stores as samples, (ii) all Processed Gold located from time to time at the Plants or the Approved Inventory Locations or in transit or with the Consignee's salesmen, college book stores or jewelry stores as samples and (iii) an undivided interest in all proceeds of such Gold, including, to the extent that the Consignee has not returned to Scotiabank and/or purchased pursuant to the terms hereof any amount of Gold that is delivered to any account debtor of the Consignee, an undivided interest in the accounts owing by such account debtor, and related general intangibles (if any) arising from the sale of such Gold (including the Gold and the Gold comprising any Processed Gold) in each case which undivided interest shall be, with respect to any such proceeds, accounts or general intangibles, equal to the ratio that the Dollar Value of such Gold contained in the goods delivered to such account debtor or comprising a part thereof bears to the total cost of such goods. Terms used in the definition of Collateral for which meanings are provided in the U.C.C. are used in the definition of Collateral with such meanings. "Gold Sale" means any sale of Gold by Scotiabank to the Consignee, which sale shall occur at any time the Consignee takes title to any Gold, whether pursuant to paragraph 10 and 11 or at such earlier or other date as provided by law or court order or decree. To the extent this Agreement and any other Consignment Document and the transactions contemplated hereby and thereby are not construed as a true consignment from Scotiabank to the Consignee, or upon the occurrence of any Gold Sale, the security interest granted pursuant to this paragraph secures the complete and punctual payment of all Obligations of the Consignee, whether now or hereafter existing. To the extent any Gold of any quality or fineness located at a Plant or any Approved Inventory Location becomes part of a product, Scotiabank shall only have and shall continue to have rights or interests in and to such product to the extent of an undivided interest in such product that is equal to the ratio that the cost of such Gold contained in such product or comprising a part thereof bears to the cost of such product. In addition, Gold of any quality or fineness (including the Gold) located at a Plant or any Approved Inventory Location that becomes part of a product shall continue to be considered as being consigned to the Consignee hereunder to the same extent as if such Gold did not become part of a product and shall be subject to all the terms hereof and any other Consignment Document (including the continuation of title to such Gold in Scotiabank). Notwithstanding the express intent of the parties hereto that this Agreement and any other Consignment Document and the transactions contemplated hereby be a true consignment from Scotiabank to the Consignee, the Consignee shall file precautionary Uniform Commercial Code financing statements to protect the rights of Scotiabank in and to the Collateral. In furtherance of the intent of the parties hereto that this Agreement and the transactions contemplated hereunder and thereunder are a true consignment from Scotiabank to the Consignee, and not a consignment for security, Scotiabank agrees that for so long as no Event of Default has occurred and is continuing, it will not initiate any action, suit or proceeding claiming that this Agreement or any of the transactions contemplated hereunder are other than a true consignment from Scotiabank to the Consignee.

              (c) The Consignee agrees that, from time to time at its own expense, the Consignee will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Scotiabank may request, in order to perfect, preserve and protect any of its interest in the Gold.

          13. INVOICES.

              (a) Scotiabank will furnish the Consignee, as at the last day of each month and as at the last day of a Consignment term, a statement of the quantity and quality of Gold held on consignment for Scotiabank and a calculation of the consignment fee in accordance with paragraph 6 hereof payable by the Consignee, together with an invoice for such charges.

              (b) In the case of purchases of Gold in accordance with paragraphs 10 and 11, Scotiabank will furnish the Consignee promptly after each purchase is agreed to with a statement setting forth the quantity and quality of the Gold sold, and a calculation of the purchase price payable by the Consignee, together with an invoice for such purchase price.

              (c) Fai1ure by Scotiabank to issue a statement and/or an invoice or failure to issue such statement and/or invoice in a timely manner, does not negate the Consignee's Obligations.

              (d) If there is a discrepancy between the statement provided by Scotiabank and the agreed to terms of the purchase by the Consignee, as the Consignee understands them to be, the Consignee shall forthwith notify Scotiabank of such discrepancy. If such notification is not received by Scotiabank within three (3) Business Days of receipt of the statement by the Consignee then such statement shall be deemed to be correct.

          14. PAYMENTS. Payment of the consignment fee will be made by the Consignee within ten (10) Business Days following the last day of each month and on the last day of a Consignment term. Payment of the purchase price of the Gold will be made on the Value Date. In either case, payment will be made in Dollars in same day funds by any method mutually agreed upon from time to time. If an amount payable hereunder is not paid when due, the Consignee will pay interest on the unpaid amount, based on a 360 day year, calculated and payable upon demand for the actual number of days elapsed and compounded monthly until paid in full, at the Base Rate plus 2% per annum.

          15. REPORTS, ETC.

              (a) Within ten (10) days after the end of each month, the Consignee will send a report in writing to Scotiabank setting out the quantity and quality of the Gold held on consignment for Scotiabank as of the end of such month and the location (whether at a Plant, an Approved Inventory Location or otherwise) of all Gold (by ounces) consigned hereunder.

              (b) The Consignee will deliver a Borrowing Base Certificate (as of the last Business Day of the previous week) to Scotiabank on the date hereof and every two weeks thereafter on every other Monday (or if such date of delivery is not a Business Day, the next succeeding Business Day) during the term of this Agreement.

              (c) The Consignee will deliver to Scotiabank its and the Guarantor's quarterly financial statements within forty-five (45) days after the end of each of such party's first three fiscal quarters and their respective annual audited financial statements within ninety (90) days after the end of each fiscal year of such party and any other information as Scotiabank may reasonably request from time to time.

          16. PERIOD OF AGREEMENT.

              (a) On the relevant Consignment Maturity Date, the Consignee shall, if it has not already done so, re-deliver to Scotiabank all Gold which is held for Scotiabank by the Consignee under the relevant terminated Consignments by either physically delivering the Gold to Scotiabank, or by purchasing the Gold from Scotiabank as provided for in paragraphs 10 and 11 hereof and shall pay to Scotiabank all applicable amounts due and accruing to it hereunder. If an Event of Default should occur prior to the Consignment Maturity Date or prior to any other applicable date of termination for a Consignment, Scotiabank's right to terminate this Agreement and make demand hereunder shall take effect immediately.

              (b) If the Taylor-CBI Credit Agreement is terminated and the obligations of CBI thereunder are paid in full, then the Consignee and Scotiabank agree to amend this Agreement to provide for an uncommitted facility without any commitment fee.

          17. EVENTS OF DEFAULT. Upon the occurrence of any one of the following events of default (an "Event of Default"):

              (a) failure by the Consignee to deliver any amount of Gold or pay any purchase price, consignment fees, interest or other amounts in respect of any Gold held on consignment hereunder or purchased from Scotiabank, within three (3) Business Days of the date on which it is due hereunder;

              (b) failure by the Consignee to restore the Commitment Amount as required by paragraph 2;

              (c) the Consignee or the Guarantor makes any representation or warranty hereunder which is incorrect in any material respect; or breaches any covenant hereunder or under any other Consignment Document or fails to perform or observe, in any material respect, any other term or provision contained in this Agreement or under any other Consignment Document and any such breach of covenant or failure to perform or observe shall remain unremedied for ten (10) days after written notice thereof has been given by Scotiabank to the Consignee in the manner provided for in paragraph 23 hereof;

              (d) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceedings for the relief of debtors and/or creditors are instituted by or against the Consignee or the Guarantor, and, in the case of any such proceeding instituted against the Consignee or the Guarantor (but not instituted by such party), any such proceeding shall remain undismissed, or unstayed for a period of seventy-five (75) days or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

              (e) an order is made or an effective resolution passed for the winding-up or liquidation of the Consignee or the Guarantor; or a secured party takes possession of all or any material part of the undertaking, property or assets of the Consignee or the Guarantor; or the Consignee or the Guarantor has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its undertaking, property or assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within seventy-five (75) days thereafter;

              (f) subject to the provisions contained in Section 3 of the Intercreditor Agreement, the Consignee or the Guarantor admits its inability to pay its debts generally; or the Consignee or the Guarantor fails to pay any of its indebtedness in an aggregate amount of not less than $5,000,000 when due and such failure continues after any applicable grace period specified in an agreement or instrument relating to such indebtedness;

              (g) subject to the provisions contained in Section 3 of the Intercreditor Agreement, the Consignee or the Guarantor permits any default under any agreement or instrument relating to its indebtedness, or any other event, to occur and continue after any applicable grace period specified in such agreement or instrument and the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of indebtedness in an aggregate amount of not less than $5,000,000;

              (h) the Consignee or the Guarantor denies, to any extent, its respective obligations under the Guaranty or any other Consignment Document or claims the Guaranty or any other Consignment Document to be invalid or withdrawn in whole or in part; or the

Guaranty is determined to be invalid in whole or in part by a court or other judicial entity, or is invalidated in whole or in part by any Act, regulation or governmental action; or the Consignee or the Guarantor breaches any of its covenants as contained in the Guaranty or any other Consignment Document and such breach is not remedied or waived within 10 days of such breach, or makes any representation or warranty as contained in the Guaranty or any other Consignment Document which is incorrect in any material respect; or

              (i) subject to the provisions contained in Section 3 of the Intercreditor Agreement, any Event of Default under and as defined in the Taylor-CBI Credit Agreement occurs and is continuing;

then Scotiabank may terminate the Commitment and accelerate the Consignment Maturity Date and, upon making a demand in writing upon the Consignee, will become entitled to have the Consignee deliver to Scotiabank forthwith all Gold held by the Consignee on consignment for Scotiabank hereunder and shall be entitled to receive payment forthwith from the Consignee of all amounts due and accruing to Scotiabank hereunder and under the other Consignment Documents. Delivery of such Gold shall be made by either physically delivering the Gold to Scotiabank or by paying to Scotiabank the spot value of the Gold then held by the Consignee, as determined by Scotiabank, as of the date and time of termination and/or acceleration (as applicable), and by so paying such amount, the Consignee shall be deemed to have purchased the Gold which it was required to re-deliver to Scotiabank. If the Consignee fails to immediately deliver to Scotiabank all such Gold held on consignment hereunder or fails to immediately pay to Scotiabank all other amounts due to it hereunder, Scotiabank may proceed to take such steps as it deems fit, including realizing upon any security it holds in that respect.

          18. AGREEMENT EFFECTIVENESS. The agreement of Scotiabank to make the initial consignment of Gold shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth below:

              (a) the delivery of resolutions of the Board of Directors of the Consignee and the Guarantor then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other document to be executed by it hereunder;

              (b) the delivery of true and complete copies of the Organic Documents of the Consignee and the Guarantor;

              (c) the delivery of the incumbency and signatures of the officers of the Consignee and the Guarantor authorized to act with respect to this Agreement and each other document executed by it;

              (d) the delivery of acknowledgment copies (or other evidence satisfactory to Scotiabank) of properly filed Uniform Commercial Code financing statements (Form UCC-1) dated a date reasonably near to the date hereof, naming Commemorative Brands, Inc., as the consignee and The Bank of Nova Scotia as the consignor or other similar instruments or documents, flied under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Scotiabank, desirable to perfect the interest of Scotiabank pursuant to the terms of this Agreement.

              (e) the delivery of executed copies of proper Uniform Commercial Code Form UCC-3 amendment and/or termination statements, if any, necessary to assign or terminate all Liens and other rights of any Person in any Collateral previously granted by the Consignee to Scotiabank;

              (f) the delivery of certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-1), or a similar search report certified by a party acceptable to Scotiabank, dated a date reasonably near to the date hereof, listing all effective financing statements which name the Consignee (under its trade names, present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (D) above, together with copies of such financing statements (none of which shall cover any Collateral);

              (g) the delivery of the opinion of Schulte Roth & Zabel LLP counsel for the Consignee and Guarantor in form and substance acceptable to Scotiabank;

              (h) the delivery of insurance certificates in form and substance reasonably acceptable to Scotiabank and showing Heller Financial Inc. as loss payee and as an additional insured; and

              (i) the delivery of the Intercreditor Agreement and the satisfaction or waiver of the conditions set forth in Section 7.1 of the Taylor-CBI Credit Agreement and the concurrent funding of the initial loans thereunder.

          19. ALL DELIVERIES UNDER CONSIGNMENT. The obligation of Scotiabank to deliver any Gold on the occasion of any consignment (including the initial consignment) to the Consignee and the requirement that Scotiabank continue to consign to the Consignee any previously consigned Gold subject to a maturing term of consignment (upon the occasion of the expiration of such term) is subject to satisfaction of each of the conditions precedent set forth in this paragraph 19:

              (a) COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to the delivery of Gold requested to be held under consignment hereunder, the following statements shall be true and correct: (i) the representations and warranties set forth in this Agreement and each other Consignment Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); (ii) except as disclosed by the Consignee to Scotiabank on the date hereof, (A) no litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Consignee, threatened against the Guarantor, the Consignee or any of its subsidiaries which may reasonably be expected to materially adversely affect the Consignee's, or the Consignee and its Subsidiaries' taken as a whole, business, operations, assets, revenues, properties or prospects; and (B) no development shall have occurred in any litigation, arbitration or governmental investigation or proceeding disclosed by the Consignee to Scotiabank on the date hereof which may reasonably be expected to materially adversely affect the business, operations, assets, revenues, properties or prospects of the Guarantor, the Consignee or the Consignee and its subsidiaries, taken as a whole;

              (b) there shall not be any pending or, to the knowledge of the Consignee, threatened, litigation, arbitration or governmental investigation or proceeding which purports to affect the legality, validity or enforceability of this Agreement or any other Consignment Document;

              (c) there is sufficient availability under paragraph 1, and a sufficient Commitment under paragraph 2, to make the requested consignment of Gold;

              (d) all documents executed or submitted pursuant hereto by or on behalf of the Consignee in connection with such consignment (or continuation, as the case may be) shall be satisfactory in form and substance to Scotiabank and its counsel; Scotiabank and its counsel shall have received all information, approvals, opinions, documents or instruments as Scotiabank or its counsel may reasonably request;

              (e) no Event of Default (nor any event which with the passage of time or the giving of notice, or both, would become an Event of Default) shall have then occurred and be continuing, and neither the Guarantor, the Consignee nor any of its subsidiaries shall be in material violation of any law or governmental regulation or court order or decree the violation of which would have a material adverse effect on the business, operations, assets, revenues, properties or prospects of the Guarantor, the Consignee or the Consignee and its subsidiaries, taken as a whole; and

              (f) Scotiabank shall have received a Consignment Request for such Consignment. Each of the delivery of a Consignment Request and the acceptance by the Consignee of any Gold to be held by it under consignment shall constitute a representation and warranty by the Consignee to Scotiabank that on the date of such consignment or extension of term (both immediately before and after giving effect thereto) the statements made in CLAUSES (a), (b), (c), (d) and (e) of this paragraph 19 are true and correct.

          20. AUTHORIZED REPRESENTATIVES. Scotiabank will, from time to time, provide the Consignee with the names and specimen signatures of two or more persons who are to be its authorized officers for the purposes hereof.

          21. REPRESENTATIONS OF THE CONSIGNEE. The Consignee hereby represents and warrants to Scotiabank that: (a) it has full corporate power and authority to purchase Gold from Scotiabank and to receive and hold Gold for Scotiabank on the terms and conditions contained herein; (b) it has obtained all necessary governmental and other approvals, if any, to receive and hold and purchase Gold;
(c) this Agreement has been duly authorized by all necessary corporate action;
(d) the execution, delivery and performance of this Agreement by the Consignee will not result in the breach of its Organic Documents or a violation of or default under any contract or agreement to which the Consignee or its properties is bound; and (e) when executed and delivered by the Consignee, this Agreement will constitute the legal, valid and binding obligation of the Consignee, enforceable in accordance with the terms hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief and other equitable remedies.

          22. REPRESENTATIONS OF SCOTIABANK. Scotiabank hereby represents and warrants to the Consignee that it shall have title free and clear of any encumbrance to all Gold to be delivered to the Consignee under this Agreement, and that it has full power and authority to deliver and sell Gold to the Consignee on the terms and conditions contained herein.

          23. COVENANTS OF THE CONSIGNEE.

              (a) RECORDS: The Consignee shall maintain at its principal place of business records reasonably satisfactory to Scotiabank with respect to the Gold delivered by Scotiabank hereunder, and shall permit an authorized officer of Scotiabank, or a representative not necessarily in Scotiabank's employ, at the Consignee's expense (up to $45,000 per year), to examine such records at any reasonable time during normal business hours, at reasonable intervals and without prior notice.

              (b) TAXES: The Consignee shall pay all taxes, customs duties, assessments and charges lawfully levied, assessed or imposed in respect of the Gold held by the Consignee for Scotiabank hereunder or upon the sale of such Gold by Scotiabank to the Consignee, except any tax in respect of the income of Scotiabank.

               All payments by the Consignee shall be made without set-off or counterclaim and free and clear of any taxes (including any value added tax), levies, duties, charges, fees or deductions for withholdings whatsoever.

               If, as a result of any requirement, it should be necessary for the Consignee to deduct or withhold any amount from any payment hereunder, then the Consignee shall make an additional payment so that the amount received by Scotiabank after such deduction or withholding equals the amount that would have been received by Scotiabank if there had been no such deduction or withholding requirement.

               Evidence satisfactory to Scotiabank of the payment of any tax, etc. referred to in this paragraph will, upon the request of Scotiabank made from time to time, be provided by the Consignee to Scotiabank.

              (c) OBSERVE LAWS: The Consignee shall duly observe and conform in all material respects to all valid requirements of any Governmental Authority relative to the holding of Gold by the Consignee for Scotiabank hereunder.

              (d) The Consignee agrees that it will at all times cause all Gold held on consignment hereunder and not sold to a customer of the Consignee to be located only (i) at the Plants or the Approved Inventory Locations, (ii) in transit between the Plants or the Approved Inventory Locations, (iii) with its salesmen, college book stores or jewelry stores as samples, and/or (iv) in transit to Scotiabank; PROVIDED, HOWEVER, that no sale to any customer of the Consignee shall be made unless the Consignee shall have first either purchased or returned a like amount of Gold to Scotiabank pursuant to the terms of this Agreement. The Consignee further agrees that except for Gold (under and as defined in this Agreement), no other Gold that is not owned by the Consignor will be kept in a Plant or an Approved Inventory Location. In any event, if any Gold (other than Gold (under and as defined in this Agreement), Processed Gold owned by the Consignee and Processed Gold to be returned to the owner thereof) shall at any time be located at a Plant or an Approved Inventory Location, the Consignee agrees that such Gold shall be transferred (by book entry or otherwise) as soon as practicable (and in any event no later than the next Business Day) to another facility of the Consignee's. The Consignee shall also be permitted to accept returns from its customers containing Gold for repair, replacement, restyling etc. without being in violation of this Agreement.

              (e) The Consignee agrees that it shall use the Gold held on consignment pursuant to the terms of this Agreement only in connection with the completion of customer orders in the ordinary course of business at the Plants or the Approved Inventory Locations.

              (f) The Consignee agrees that it shall, within 20 days after the date hereof, use reasonable efforts to cause the delivery of acknowledgment copies (or other evidence satisfactory to Scotiabank) of properly filed Uniform Commercial Code financing statements (Form UCC-1) dated a date reasonably near to the date hereof, (1) naming Commemorative Brands, Inc. as the consignee and The Bank of Nova Scotia as the Consignor, or other similar instruments or documents, filed under the Uniform Commercial Code in jurisdictions to be agreed by the Consignee and Scotiabank for Gold located with the Consignee's salesmen, college book stores or jewelry stores as samples, and (ii) naming Commemorative Brands, Inc., as the consignor and The Bank of Nova Scotia as the assignee of the consignor and as consignees the various operators of the Approved Inventory Locations (but limited to Richards and West, AuraFin, and Traditional Heritage and those that are refiners) or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Scotiabank, desirable to perfect the interest of Scotiabank pursuant to the terms of this Agreement.

              (g) The Consignee agrees that it will not permit to be located at any of (i) the OK Casting Approved Inventory Location, (ii) the Durhams Approved Inventory Location or (iii) any other Approved Inventory Location located in a jurisdiction in which Scotiabank has not filed UCC-1 financing statements of the type referred to in clause (f)(ii) above with respect to the Collateral, Gold with a Dollar Value in excess of $100,000 at any one Approved Inventory Location or $500,000 at all such Approved Inventory Locations.

          24. NOTICES. Any notice in writing may be given by being delivered by hand or by being sent by authenticated telex, telecopied transmission in the case of the Consignee to:

              Commemorative Brands, Inc.
              7211 Circle S Rd.
              Austin, TX 78745
              Attention:Clyde W. Walls, Treasurer
              Facsimile No.: (512) 443-5213

              WITH A COPY TO:

              Schulte Roth & Zabel LLP
              900 Third Avenue
              New York, NY 10022
              Attention: Marc Weingarten, Esq.
              Facsimile No.: (212) 593-5955

              AND IN THE CASE OF SCOTIABANK TO:

              The Bank of Nova Scotia
              c/o Scotia Mocatta
              One Liberty Plaza
              New York, New York 10006
              Attention: Director of Operations
              Facsimile No.: (212) 912-8503

              WITH A COPY TO:

              Mayer, Brown & Platt
              190 S. LaSalle Street
              Chicago, Illinois 60603
              Attention: J. Thomas Mullen, Esq.
              Facsimile No.: (312) 701-7711

or to such other address, telex or telecopier number as may hereafter be notified in writing by the Consignee or Scotiabank, respectively and any such notice, if given by band, authenticated telex or telecopied transmission will be deemed to have been given when delivered or sent.

          If the Consignee or any of its agents or employees makes an oral request or gives an oral notice hereunder to Scotiabank, whether to an agent or an employee of Scotiabank then, until it has received notice in writing by the Consignee, Scotiabank shall be entitled to rely on its dealings with the Consignee upon those oral instructions whether by telephone or otherwise. In so relying, neither Scotiabank nor any agent or employee shall incur any liability to the Consignee in acting upon such oral instructions, contemplated hereby and which Scotiabank believes in good faith to have been given by a person authorized by the Consignee to effect any applicable transaction. In the event there is a discrepancy between the oral instructions and any written confirmation in respect thereof, or in the absence of receiving confirmation, the oral instructions as understood by Scotiabank will be deemed to be the controlling instructions.

          25. DELIVERIES BY CONSIGNEE. All deliveries of Gold to be made hereunder by the Consignee to Scotiabank will be free of all Liens, and made in accordance with the directions of Scotiabank or, in the absence of such directions, in a commercially acceptable manner to Scotiabank at the address of Scotiabank specified in paragraph 24 above. The Consignee shall bear the cost of such delivery and shall bear the risk of loss of or damage to such Gold until delivery is made by it to Scotiabank.

          26. INDEMNITY PROVISIONS. If the introduction of or any change in or in the interpretation of, or any change in its application to the Consignee of, any law or any regulation or guideline issued by any central bank or other Governmental Authority (whether or not having the force of law), including any reserve or special deposit requirement or any tax (other than tax on Scotiabank's general income), or any capital requirement, has due to Scotiabank's compliance the effect, directly or indirectly, of (i) increasing the cost to Scotiabank of performing its obligations hereunder; (ii) reducing any amount received or receivable by Scotiabank hereunder or its effective return hereunder or on its capital; or (iii) causing Scotiabank to make any payment or to forgo any return based on any amount received or receivable by Scotiabank hereunder, then upon demand from time to time the Consignee shall pay such amount as shall compensate Scotiabank for any such cost, reduction, payment or forgone return. The Consignee shall further indemnify Scotiabank for all costs, losses and expenses incurred by Scotiabank in connection with (i) the early termination of any Consignment term, (ii) the failure of the Consignee for any reason to return the required amount of Gold back to Scotiabank on the dates required pursuant to the terms of this Agreement, except to the extent the Consignee has purchased such Gold from Scotiabank in accordance with the terms hereof or (iii) the return of any Gold to Scotiabank on other than the last day of the Consignment term applicable to such Gold; and agrees that Scotiabank shall have no liability to the Consignee for any reason in respect of this facility other than on account of Scotiabank's gross negligence or willful misconduct. Any certificate of Scotiabank in respect of the foregoing will be conclusive and binding upon the Consignee, except for manifest error, PROVIDED that Scotiabank shall determine the amounts owing to it in good faith using any reasonable averaging and attribution methods.

          27. ASSIGNMENT. The Consignee may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Scotiabank. Scotiabank may at any time assign or transfer all or any of its rights and/or obligations hereunder, provided such assignment or transfer is to its successors in title or to a wholly-owned subsidiary or a branch or office of Scotiabank and each such assignee is entitled to rely on the provisions contained in paragraph 25.

          28. LAWS. THIS AGREEMENT WILL BE INTERPRETED AND GOVERNED IN ALL RESPECT BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          29. AMENDMENTS. This Agreement constitutes the entire Agreement between the Consignee and Scotiabank in respect of the subject matter hereof and may only be amended by a document signed by the Consignee and Scotiabank.

          30. JUDGMENT CURRENCY. If any payment of a currency required hereunder is required to be made in a currency of payment which is different from the currency of exchange in the jurisdiction in which it is to be received, the obligation of the payor to make payments in the currency of payment will not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed or converted into the applicable currency of exchange of the jurisdiction of the payment except to the extent such tender or recovery shall result in the effective receipt (upon legal conversion from the applicable currency of exchange to the required currency of payment at the spot buying rate of Scotiabank of the currency of payment in the applicable currency of exchange quoted by Scotiabank at the time of conversion and receipt of the funds) by the payee of the full amount of such currency of payment as at the date when such payment was due with interest to the date of such payment or, if greater, on the date when payment is made. The obligation of the payor shall be enforceable as an additional or alternative cause of action for the purpose of recovery in the currency of exchange of the jurisdiction of the payment of the amount (if any) by which such effective receipt shall fall short of the full amount of such currency of payment and such right shall not be affected or merged into any judgment obtained in the applicable currency of exchange.

          31. FORCE MAJEURE. If Scotiabank is prevented from or hindered in making delivery of Gold or the making of delivery is delayed by reason of force majeure (which shall be deemed for this purpose to include war, civil commotion, act of terrorism, hijacking, strike, walkout, industrial dispute, fire, explosion, storm, tempest, flood, act or omission of any Governmental Authority or of a person or body for the time being exercising the power and authority of such body (whether in Canada, New York, Texas or elsewhere) or any further cause not within the direct control of Scotiabank) Scotiabank shall be under no liability whatsoever in respect thereof and the time for delivery by Scotiabank shall be extended for a period equal to that during which delivery is so prevented, hindered or delayed; however, notwithstanding the foregoing, Scotiabank may, if it so chooses, by notice in writing given to the Consignee, advise that it will not make the delivery affected by the force majeure.

          Scotiabank shall not be liable for any loss arising on or in connection with any lack of delivery of Gold to the Consignee hereunder as a result of moratorium, currency restrictions or changes thereof and the Consignee shall indemnify Scotiabank against any loss suffered as a result thereof.

          32. DETERMINATION. Scotiabank shall have the right to determine at any time, and in its discretion (exercised in good faith as defined in Section 1-201 of the UCC), as to whether any event, circumstance, or thing envisaged in this Agreement is or would be "material" or "adverse", as such terms are used herein.

          33. EXPENSES. The Consignee agrees to pay on demand all out-of-pocket expenses of Scotiabank (including reasonable attorneys' fees), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Consignment Documents, including any amendments, waivers, consents, supplements or other modifications to this Agreement and the other Consignment Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, (ii) the preparation and review of the form of any document or instrument relevant to this Agreement and the other Consignment Documents, (iii) the filing, recording, refilling or recording of any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof; (iv) the exercise by Scotiabank of its examination rights as set forth in and subject to paragraph 23(a) and (v) the administration and monitoring of this Agreement and the other Consignment Documents, and compliance of the parties hereto with respect to the terms hereof.

          34. SURVIVAL. The obligations of the Consignee under paragraphs 25, 26, 29 and 33 shall survive any termination of this Agreement, the payment in full of all Obligations, the return to the Scotiabank of all Gold and the termination of the Commitment. The representations and warranties made by the Consignee in this Agreement and in each other Consignment Document shall survive the execution and delivery of this Agreement and each such other Consignment Document.

          35. SEVERABILITY. Any provision of this Agreement or any other Consignment Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such other Consignment Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          36. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Consignee and Scotiabank (or notice thereof satisfactory to Scotiabank) shall have been received by Scotiabank and notice thereof shall have been given by Scotiabank to the Consignee.

          37. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CONSIGNMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SCOTIABANK OR THE CONSIGNEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER. THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SCOTIABANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE CONSIGNEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS, FOR ITSELF AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS PROPERTY, TO THE JURISDICTION OF THE COURTS OF THE CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE CONSIGNEE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE CONSIGNEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE CONSIGNEE HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR

NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE CONSIGNEE HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CONSIGNMENT DOCUMENTS.

          38. WAIVER OF JURY TRIAL. SCOTIABANK AND THE CONSIGNEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR BASED, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CONSIGNMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SCOTIABANK OR THE CONSIGNEE. THE CONSIGNEE ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CONSIGNMENT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SCOTIABANK ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER CONSIGNMENT DOCUMENT.

          If the foregoing terms and conditions are satisfactory, please so indicate by executing on the enclosed copy of this Agreement the form of acceptance and returning it to us on or before July 27, 2000, failing which this offer will expire.

                                       Yours truly,

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ Joseph A. Lasiewski
                                           -------------------------------------
                                           Its: Director - Metals Operations


                                       By: /s/ Randy M. Weinerman
                                           -------------------------------------
                                           Its: Senior Manager

ACCEPTED:

Dated: July 27, 2000.

COMMEMORATIVE BRANDS, INC.


By: /s/ David B. Pittaway
    -----------------------------
    Name: David B. Pittaway
    Title: Vice President

                                    EXHIBIT A

                     PLANTS AND APPROVED INVENTORY LOCATIONS

                                     PLANTS

OWNED PROPERTY:

1. 7211 Circle S Road, Austin, TX

LEASED PROPERTY:

1. 7101 Intermodal Drive, Louisville, KY

2. 6404 Burleson Road, Suite 120, Austin, TX

3. 15 John Dietsch Boulevard, North Attleboro, MA

4. 4605 Osborn, El Paso, TX

                          APPROVED INVENTORY LOCATIONS

1. Richards and West, 1255 University Avenue, Rochester, NY; Contract
   Manufacturer

2. Stern Leach, 49 Pearl Street, Attleboro, MA; Refiner

3. Pease and Curren, 75 Pennsylvania Avenue, Worwick, RI; Refiner

4. Hereaus, 65 Euclid Avenue, Newark, NJ; Refiner

5. Metalor, 225 John Diestch Boulevard, North Attleboro, MA; Refiner

6. OK Casting, 3520 Charleston Road, Norman, OK; Contract Manufacturer

7. AuraFin, 770 International Parkway, Sunrise, FL; Contract Manufacturer

8. Traditional Heritage, 3051 Rd. 591, Ponce, PR; Contract Manufacturer

9. Dunhams, 7365 Remeon, Suite 8204, El Paso, TX; Contract Manufacturer

                                    EXHIBIT B

                           FORM OF CONSIGNMENT REQUEST

The Bank of Nova Scotia,
as Consignor
One Liberty Plaza
New York, New York 10006
Attention: Director of Operations

          Re:   COMMEMORATIVE BRANDS, INC.

Gentlemen and Ladies:

          This Consignment Request is delivered to you pursuant to paragraph 19(f) of the Letter Agreement for Fee Consignment and Purchase of Gold dated as of July 27, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), between Commemorative Brands, Inc., a Delaware corporation (the "Consignee") and The Bank of Nova Scotia ("Scotiabank"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in (or by reference in) the Agreement.

          The Consignee hereby requests that Scotiabank make a consignment of __________ troy ounces of Gold to the Consignee on _________ __, 200_ for a Consignment term of ________ month(s) to be delivered to the [Plant][Approved Inventory Location] located at ___________________________________. The proposed Value Date is __________, 200__.

          The Consignee hereby certifies and warrants that both before and after giving effect to the consignments requested HEREBY, all statements set forth in clauses (a), (b), (c), (d) and (e) of paragraph 19 of the Agreement are true and correct in all material respects, and all conditions to consignment in clauses
(a), (b), (c), (d) and (e) of such paragraph have been satisfied.

          The Consignee agrees that if prior to the time of the making of the consignment requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify Scotiabank. Except to the extent, if any, that prior to the time of the making of the consignment requested hereby Scotiabank shall receive written notice to the contrary from the Consignee, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of the making of such consignment as if then made.

          The Consignee has caused this Consignment Request to be executed and delivered, and the certification arid warranties contained herein to be made, by its duly Authorized Officer this ____ day of _________________, 200__.

                                      COMMEMORATIVE BRANDS, INC.

                                      By:
                                          --------------------------------------
                                          Title:

                                    EXHIBIT C

                                FORM OF GUARANTY

                                    GUARANTY

          THIS GUARANTY dated as of July 27, 2000, is executed in favor of The Bank of Nova Scotia ("Scotiabank").

                              W I T N E S S E T H:

          WHEREAS, Commemorative Brands, Inc. (the "Company") has entered into a Letter Agreement for Fee Consignment and Purchase of Gold dated as of even date herewith (as amended or otherwise modified from time to time, the "Consignment Agreement"; capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Consignment Agreement) with Scotiabank pursuant to which Scotiabank has agreed to deliver Gold to the Company on consignment subject to the terms and conditions set forth therein.

          WHEREAS, the operations of the undersigned are integrated with those of the Company to such an extent that the financial strength and flexibility of the Company have a direct impact on the undersigned; and

          WHEREAS, the undersigned will benefit from the consignment of Gold to the Company pursuant to the Consignment Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to Scotiabank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Consignment Agreement, any other Consignment Document or any document or instrument executed in connection therewith, in each case as the same may be amended, modified, extended or renewed from time to time, and all costs and expenses paid or incurred by Scotiabank in enforcing this Guaranty against the undersigned (all such obligations, costs and expenses being herein collectively called the "Liabilities"); PROVIDED, HOWEVER, that the liability of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which the undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law.

          The undersigned agrees that, in the event of the dissolution or insolvency of the Company or the undersigned, or the inability or failure of the Company or the undersigned to pay debts as they become due, or an assignment by the Company or the undersigned for the benefit of creditors, or the occurrence of any other Event of Default (as defined in the Consignment Agreement) under paragraphs 17(d) or 17(e) of the Consignment Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to Scotiabank forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

          This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that at any time or from time to time no Liabilities are outstanding) until the Commitment (as defined in the Consignment Agreement) has terminated and all Liabilities have been paid in full.

          The undersigned further agrees that if at any time all or any part of any payment theretofore applied by Scotiabank to any of the Liabilities is or must be rescinded or returned by Scotiabank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Scotiabank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Scotiabank had not been made.

          Scotiabank may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (b) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (d) resort to the undersigned for payment of any of the Liabilities when due, whether or not Scotiabank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

          Notwithstanding any payment made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of Scotiabank until such time as this Guaranty shall have been discontinued and Scotiabank shall have received payment of the full amount of all liabilities of the undersigned hereunder.

          The undersigned hereby expressly waives: (a) notice of the acceptance by Scotiabank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

          The creation or existence from time to time of additional Liabilities to Scotiabank is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of Scotiabank or the obligations of the undersigned under this Guaranty.

          No delay on the part of Scotiabank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Scotiabank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon Scotiabank except as expressly set forth in a writing duly signed and delivered on behalf of Scotiabank. No action of Scotiabank permitted hereunder shall in any way affect or impair the rights of Scotiabank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to Scotiabank arising under or in connection with the Consignment Agreement or any other Consignment Document, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

          Pursuant to the Consignment Agreement, (a) this Guaranty has been delivered to Scotiabank and (b) Scotiabank has been authorized to enforce this Guaranty on behalf of itself. All payments by the undersigned pursuant to this Guaranty shall be made to Scotiabank.

          This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

          This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          This Guaranty may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty.

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CONSIGNMENT DOCUMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SCOTIABANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE UNDERSIGNED FURTHER

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO SCOTIABANK AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER CONSIGNMENT DOCUMENTS.

          THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) SCOTIABANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER CONSIGNMENT DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                            COMMEMORATIVE BRANDS HOLDING CORP.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            Address:
                                            c/o Castle Harlan Partners III, L.P.
                                            150 East 58th Street
                                            37th Floor
                                            New York, New York 10155
                                            Attention: David B. Pittaway
                                            Facsimile: (212) 207-8042

                                    EXHIBIT D

                       FORM OF BORROWING BASE CERTIFICATE

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006

         Re: Letter Agreement for Fee Consignment and Purchase of Gold, dated as of July 27, 2000 (as amended or otherwise modified from time to time, the "Gold Cosignment Agreement") between Commemorative Brands, Inc. and The Bank of Nova Scotia

Ladies/Gentlemen:

          Terms to which meanings are ascribed in the Gold Consignment Agreement are used in this Borrowing Base Certificate with such meanings.

          The Company hereby certifies that the Dollar Value of Gold held on consignment under the Gold Consignment Agreement on ________________ did not exceed the Borrowing Base. The related computations are set forth in SCHEDULE I hereto.

          IN WITNESS WHEREOF, the Company has caused this Borrowing Base Certificate to be executed and delivered by its chief financial officer on the ____ day of _______________, ___.

                                      COMMEMORATIVE BRANDS, INC.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I

                                       TO
                           BORROWING BASE CERTIFICATE

1.   GOLD AT THE COMPANY'S PLANTS

1A.  Dollar Value of Gold located at the Company's Plants                               $______

1B.  Percentage of the Dollar Value of Gold located at the Company's Plants                 90%
     included in Borrowing Base

1C.  Margined Dollar Value of Gold located at the Company's Plants (item 1A                                $______
     times item 1B)

2.   GOLD AT APPROVED INVENTORY LOCATIONS

2A.  Dollar Value of Gold located at Approved Inventory Locations                       $______

2B.  Percentage of the Dollar Value of Gold located at Approved Inventory                   70%
     Locations included in Borrowing Base

2C.  Margined Dollar Value of Gold located at Approved Inventory Locations (item                           $______
     2A times item 2B)

3.   GOLD WITH COMPANY'S SALESPERSONS

3A.  Dollar Value of Gold located with the Company's salespersons, bookstores           $______
     and jewelry stores as samples

3B.  Percentage of the Dollar Value of Gold located with the Company's                      40%
     salespersons, bookstores and jewelry stores as samples included in
     Borrowing Base

3C.  Margined Dollar Value of Gold located with the Company's salespersons,                                $______
     bookstores and jewelry stores as samples (the lesser of:  (i) item 3A times item 3B or (ii) $1,000,000)

4.   GOLD AT APPROVED REFINERS

4A.  Dollar Value of Gold located at approved refiners                                  $______

4B.  Percentage of the Dollar Value of Gold located at approved refiners                    70%
     included in Borrowing Base

                                   Sched. I-1

4C.  Margined Dollar Value of Gold located at approved refiners (item 4A times                             $______
     item 4B)

5.   GOLD IN STERN LEACH POOLED ACCOUNT

5A.  Dollar Value of Gold located in pooled account with Stern Leach                    $______

5B.  Percentage of the Dollar Value of Gold located in pooled account with Stern            90%
     Leach included in Borrowing Base

5C.  Margined Dollar Value of Gold located in pooled account with Stern Leach                              $______
     (item 5A times item 5(C)

6.   BORROWING BASE                                                                                        $______
     (item 1C + item 2C + item 3C + item 4C + item 5C)

7.   DOLLAR VALVE OF GOLD ON CONSIGNMENT                                                                   $______

8.   ACCOUNTS SUBJECT TO SECURITY INTEREST

8A.  Aggregate amount owing by the Company to Scotiabank for Gold purchased from        $______
     Scotiabank

83.  Accounts receivable of Account Debtors to the Company with respect to Gold         $______
     purchased from Scotiabank

8C.  Accounts receivable subject to lien of Scotiabank (lesser of item 8A and                              $______
     item 8B)

                                   Sched. I-2

          If the foregoing terms and conditions are satisfactory, please so indicate by executing on the enclosed copy of this Agreement the form of acceptance and returning it to us on or before July __, 2000, failing which this offer will expire.

                                      Yours truly,

                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ Joseph A. Lasiewski
                                          --------------------------------------
                                          Its: Director - Metals Operations


                                      By: /s/ Randy M. Weinerman
                                          --------------------------------------
                                          Its: Senior Manager

ACCEPTED

Dated:  July __, 2000.

COMMEMORATIVE BRANDS, INC.

By: /s/ David B. Pittaway
    -----------------------------
    Name: David B. Pittaway
    Title: Vice President

                                   Sched. I-3

                          PLANTS AND APPROVED LOCATIONS
OWNED PROPERTY:

1.  7211 Circle S Road, Austin, TX

LEASED PROPERTY:

1.  7101 Intermodal Drive, Louisville, KY

2.  6404 Burleson Road, Suite 120, Austin, TX

3.  15 John Dietsch Boulevard, North Attleboro, MA

4.  4605 Osborn, El Paso, TX

5.  Fulton #820, Parque Industrial Antonio J. Bermudez, Juarez, Chihuahua,
    Mexico

MANUFACTURER AND REFINERS:

1.  Stem Leach, 49 Pearl Street, Attleboro, MA; Refiner

2.  Pease and Curren, 75 Pennsylvania Avenue, Worwick, RI; Refiner

3.  Hereaus, 65 Euclid Avenue, Newark, NJ; Refiner

4.  Handy & Harmon, 300 Rye Street, South Windsor, CT; Refiner

5.  Metalor, 225 John Diestch Boulevard, North Attleboro, MA; Refiner

6.  OK Casting, 3520 Charleston Road, Norman, OK; Contract Manufacturer

7.  AuraFin, 770 International Parkway, Sunrise, FL; Contract Manufacturer

8.  Traditional Heritage, 3051 Rd. 591, Ponce, PR; Contract Manufacturer

9.  Dunhams, 7365 Remeon, Suite 8204, El Paso, TX; Contract Manufacturer

10. Richards and West, 1255 University Avenue, Rochester, NY; Contract Manufacturer

11. Herbert Stephan, Hauptstrasse 282 Idar-Oberstein Germany; Contract Manufacturer (manufactures synthetic stones and holds approximately $80,000 worth of stones belonging to CBI)

                                   Sched. I-5